SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2003

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Lakeshore Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 5.    Other Events

On July 11, 2003, Registrant and two of its subsidiaries, Louisiana Unwired, LLC and Texas Unwired, filed suit in the U.S. District Court for the Western District of Louisiana, against Sprint Corporation, Sprint Spectrum, L.P., Wireless, L.P. and Sprintcom, Inc. (collectively, “Sprint”). The suit alleges violations of the Racketeer Influenced and Corrupt Organizations Act, breach of fiduciary duty and fraud, arising out of Sprint’s conduct in its dealings with the plaintiff companies. It seeks treble actual damages in unspecified amounts and appointment of a receiver over property and assets controlled by Sprint in Louisiana. A copy of the complaint is filed as an exhibit to this Current Report.

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Complaint filed by the Registrant, Louisiana Unwired, LLC and Texas Unwired in the U.S. District Court for the Western District of Louisiana on July 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC. (Registrant)

Date: July 11, 2003	By:	/S/ JERRY E. VAUGHN
Jerry E. Vaughn Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Complaint filed by the Registrant, Louisiana Unwired, LLC and Texas Unwired in the U.S. District Court for the Western District of Louisiana on July 11, 2003.